Exhibit 10.3

RELEASE AGREEMENT

THIS RELEASE AGREEMENT (this “Agreement”), dated as of December 31, 2016 (the “Effective Date”), is by and among United Development Funding, L.P., a Delaware limited partnership (“UDF I”), United Development Funding III, LP, a Delaware limited partnership (“UDF III”), United Development Funding IV, a Maryland real estate investment trust, on behalf of itself and its subsidiary lenders, if any (collectively, “UDF IV”), United Development Funding X, L.P., a Delaware limited partnership (“UDF X”), and United Residential Home Finance, L.P., a Delaware limited partnership (“URHF” and collectively with UDF I, UDF III, UDF IV and UDF X, and including any of their subsidiaries and the successors, assigns and affiliates of any of the foregoing, the “Lender Parties”), on one hand, and Buffington Land Group, Ltd., a Texas limited partnership (“BLG”), Buffington Land, Ltd., a Texas limited partnership (“Buffington Land”), Buffington Land Development, LLC, a Texas limited liability company (“BLD”), and Buffington Capital Holdings, LLC, a Texas limited liability company (“BCH” and collectively with BLG, Buffington Land and BLD, and including any of their successors, assigns and affiliates, the “Buffington Parties”), on the other hand. The Lender Parties and Buffington Parties are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

This Agreement is being executed and delivered pursuant to that certain Master Assignment Agreement, dated as of August 1, 2016, by and among UDF III, as Agent, certain affiliates of the Lender Parties, as the UDF Parties, and the Buffington Parties and certain affiliates of the Buffington Parties, as Assignor (the “Master Agreement”). All of the capitalized terms used in this Agreement, unless otherwise defined herein, shall have the same meaning as assigned to such terms in the Master Agreement.

AGREEMENT:

NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound hereby, the Lender Parties and the Buffington Parties hereby covenant and agree as follows:

1.       MUTUAL RELEASE.

RELEASE OF BUFFINGTON PARTIES. EXCEPT WITH RESPECT TO THE OBLIGATIONS OF THE BUFFINGTON PARTIES EXPRESSLY SET FORTH HEREIN OR IN ANY OTHER CLOSING DOCUMENT (AS DEFINED IN THE MASTER AGREEMENT), EACH OF THE LENDER PARTIES, ON BEHALF OF THEMSELVES AND EACH OF THEIR AFFILIATES, HEREBY RELEASE THE BUFFINGTON PARTIES AND THEIR RESPECTIVE OWNERS, OFFICERS, DIRECTORS, TRUSTEES, REPRESENTATIVES, ATTORNEYS, EMPLOYEES, SUCCESSORS, HEIRS, ASSIGNS, PARENTS, SUBSIDIARIES, ADMINISTRATORS, AND AFFILIATES, INCLUDING, WITHOUT LIMITATION, THE AFFILIATES SET FORTH ON SCHEDULE B, ATTACHED HERETO, FROM ANY LIABILITIES, CAUSES OF ACTION, CLAIMS, DEMANDS, ALLEGATIONS, WRONGDOING, ACTIONABLE CONDUCT, DAMAGES, INJURIES, LOSSES, EXPENSES, AND ATTORNEYS’ FEES, OF EVERY TYPE AND NATURE WHATSOEVER, WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, SUSPECTED OR UNSUSPECTED, LATENT OR PATENT, LIQUIDATED OR CONTINGENT THAT THE LENDER PARTIES MAY HAVE AGAINST THE BUFFINGTON PARTIES IN CONNECTION WITH ANY LOAN OR LOANS MADE BY ANY LENDER PARTY OR ITS SUBSIDIARY TO ANY BUFFINGTON PARTY (INCLUDING, WITHOUT LIMITATION, ANY PLEDGE OF COLLATERAL PROVIDED AS SECURITY FOR ANY SUCH LOAN OR ANY GUARANTY OF ANY SUCH LOAN) EXCEPT IN CONNECTION WITH (I) ANY LOAN MADE TO A CONVEYED ENTITY, AND (II) THOSE CERTAIN LOAN OR LOANS SET FORTH ON SCHEDULE A ATTACHED HERETO AND MADE A PART HEREOF (IF ANY) (THE “UNRELEASED LOANS”).

(b)       RELEASE OF LENDER PARTIES. EXCEPT WITH RESPECT TO THE OBLIGATIONS OF THE LENDER PARTIES EXPRESSLY SET FORTH HEREIN OR IN ANY OTHER CLOSING DOCUMENT, EACH OF THE BUFFINGTON PARTIES, ON BEHALF OF THEMSELVES AND EACH OF THEIR AFFILIATES, HEREBY RELEASE THE LENDER PARTIES AND THEIR RESPECTIVE OWNERS, OFFICERS, DIRECTORS, TRUSTEES, REPRESENTATIVES, ATTORNEYS, EMPLOYEES, SUCCESSORS, HEIRS, ASSIGNS, PARENTS, SUBSIDIARIES, ADMINISTRATORS, AND AFFILIATES FROM ANY LIABILITIES, CAUSES OF ACTION, CLAIMS, DEMANDS, ALLEGATIONS, WRONGDOING, ACTIONABLE CONDUCT, DAMAGES, INJURIES, LOSSES, EXPENSES, AND ATTORNEYS’ FEES, OF EVERY TYPE AND NATURE WHATSOEVER, WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, SUSPECTED OR UNSUSPECTED, LATENT OR PATENT, LIQUIDATED OR CONTINGENT THAT THE BUFFINGTON PARTIES MAY HAVE AGAINST THE LENDER PARTIES IN CONNECTION WITH ANY LOAN OR LOANS MADE BY ANY LENDER PARTY OR ITS SUBSIDIARY TO ANY BUFFINGTON PARTY (INCLUDING, WITHOUT LIMITATION, ANY PLEDGE OF COLLATERAL PROVIDED AS SECURITY FOR ANY SUCH LOAN OR ANY GUARANTY OF ANY SUCH LOAN) EXCEPT IN CONNECTION WITH ANY UNRELEASED LOAN.

(c)       SURVIVAL OF MUTUAL RELEASE. THE TERMS AND CONDITIONS OF THIS SECTION 1 WILL EXPRESSLY SURVIVE THE CLOSING OF THE TRANSACTIONS CONTEMPLATED BY THE MASTER AGREEMENT.

2.       Ratification; No Waiver. Nothing herein shall constitute, and there has not otherwise occurred, any extinguishment or release of the obligations and agreements of any borrower, pledgor or guarantor under any loan documents with respect to the Unreleased Loans, and nothing herein shall constitute, and there has not otherwise occurred, any novation with respect to any note evidencing the Unreleased Loans. The Buffington Parties do hereby expressly ratify and confirm the liens and security interests created by any security instruments securing the Unreleased Loans. Nothing in this Agreement shall be understood or construed to be a satisfaction or release, in whole or in part, of any obligation of any borrower under any loan documents evidencing and/or securing the Unreleased Loans.

3.       Informed Consent. By entering into this Agreement, each Party represents and warrants that: (a) it has had the opportunity to rely upon the advice of legal counsel of its own choice concerning the terms of this Agreement and the consequences thereof; (b) the terms of this Agreement are fully understood and voluntarily accepted by such Party; (c) it is relying on its own judgment in entering into this Agreement; and (d) it is not relying on any statement or representation by any other Party or its agent, other than those expressly set forth herein.

4.       No Liability. The Parties acknowledge that this Agreement is not to be construed in any way as an admission of liability by any Party hereto.

5.       Representations. Each Party hereby represents and warrants that it is: (a) fully authorized to enter into this Agreement, and (b) competent to do so.

Release Agreement Page 2

6.       Attorneys’ Fees and Expenses. Each Party agrees to be responsible for all its attorneys’ fees, costs, and expenses arising from his or its own actions and the actions of his or its own counsel in connection with this Agreement, the matters and documents referred to in this Agreement, and the enforcement thereof, unless specified otherwise in the Master Agreement.

7.       Successors in Interest. This Agreement is binding upon and will inure to the benefit of each Party’s respective successors and assigns.

8.       Further Assurances. The Parties will: (a) cooperate fully and execute any and all supplementary documents, and (b) take all additional actions (including, without limitation, termination of any relevant pledge agreements or UCC filings) that may be necessary or appropriate to give full force and effect to the terms and intent of this Agreement.

9.       Miscellaneous.

(a)       Entire Agreement. This Agreement, together with the Master Agreement, constitutes the entire agreement between the Parties with regard to the matters set forth herein. This Agreement shall supersede any prior written or oral agreements between the Parties concerning the subject matter herein.

(b)       Modification. The provisions of this Agreement may be changed, waived, modified, or varied only by written agreement of all the Parties who are duly authorized.

(c)       Severability. In case any one or more of the provisions contained in this Agreement is, for any reason, held to be invalid, illegal, or unenforceable in any respect, that holding will not affect any other provision of this Agreement, and this Agreement will be construed as if the invalid, illegal, or unenforceable provision had never been included.

(d)       Multiple Counterparts. This Agreement may be executed in multiple counterparts and with detachable signature pages each of which will be deemed an original and all of which taken together will constitute one and the same agreement.

(e)       Governing Law. This Agreement shall be governed by Texas law without regard to its conflict of law rules.

[Remainder of Page Intentionally Blank]

Release Agreement Page 3

IN WITNESS WHEREOF, the Lender Parties and the Buffington Parties have executed this Agreement to be effective as of the Effective Date.

LENDER PARTIES:

UNITED DEVELOPMENT FUNDING, L.P.,
a Delaware limited partnership

By:	United Development Funding, Inc.,
a Delaware corporation,
its General Partner

By:
Name:
Title:

UNITED DEVELOPMENT FUNDING III, LP,
a Delaware limited partnership

By:	UMTH Land Development, L.P.,
a Delaware limited partnership,
its General Partner

By:	UMT Services, Inc.
a Delaware corporation,
its General Partner

By:
Name:
Title:

UNITED DEVELOPMENT FUNDING IV,
a Maryland real estate investment trust

By:
Name:
Title:

Release Agreement	Signature Page

UNITED DEVELOPMENT FUNDING X, L.P.,
a Delaware limited partnership

By:	United Development Funding X, Inc.,
a Delaware corporation,
its General Partner

By:
Name:
Title:

UNITED RESIDENTIAL HOME FINANCE, L.P.,
a Delaware limited partnership

By:	UMT HF GP Manager, LLC,
a Delaware limited liability company,
its General Partner

	By:	United Mortgage Trust,
a Maryland real estate investment trust,
its Managing Member

By:
Name:
Title:

Release Agreement	Signature Page

BUFFINGTON PARTIES:

BUFFINGTON LAND GROUP, LTD.,
a Texas limited partnership

By:	Buffington Land Group Management, LLC,
a Texas limited liability company,
its General Partner

By:
Name:
	Title:	Manager

BUFFINGTON LAND, LTD.,
a Texas limited partnership

By:	Buffington Land Management, LLC,
a Texas limited liability company,
its General Partner

By:
Name:
	Title:	Manager

BUFFINGTON LAND DEVELOPMENT, LLC,
a Texas limited liability company

By:
Name:
Title:	Manager

BUFFINGTON CAPITAL HOLDINGS, L.L.C.,
a Texas limited liability company

By:
Name:
Title:	Manager

Release Agreement	Signature Page

SCHEDULE A

None.

Release Agreement	Signature Page

SCHEDULE B

BUFFINGTON ASSET GROUP, LTD., a Texas limited partnership

BUFFINGTON LAND, LTD., a Texas limited partnership

LEN-BUF LAND ACQUISITIONS OF TEXAS, L.P., a Texas limited partnership

LEN-BUF / HIDDENLAKE 2-JV, LTD., a Texas limited partnership

LENNAR BUFFINGTON STONEWALL RANCH, L.P., a Texas limited partnership

BUFFINGTON VOHL 5A 6A 6B, LTD., a Texas limited partnership

BUFFINGTON MASON PARK, LTD., a Texas limited partnership

PH BOBC, LP, a Texas limited partnership

PH SPMSL, LP, a Texas limited partnership

BLG PLANTATION, LLC, a Texas limited liability company

BUFFINGTON LAND DEVELOPMENT, LLC, a Texas limited liability company

BLD SCENIC LOOP, LLC, a Texas limited liability company

BUFFINGTON CAPITAL HOLDINGS, L.L.C., a Texas limited liability company

BLD SPM 2A, LLC, a Texas limited liability company

BLD SPM 3A, LLC, a Texas limited liability company

BLD PBC-4A, LLC, a Texas limited liability company

BLD PBC-4B, LLC, a Texas limited liability company

BLD LAMP SECTION 3, LLC, a Texas limited liability company

BLD LAMP SECTION 4, LLC, a Texas limited liability company

BLD VOHL 6B-2, LLC, a Texas limited liability company

BLD VOHL 6A-2, LLC, a Texas limited liability company

BLD VOHL 6B-3, LLC, a Texas limited liability company

BLD BRATTON HILL, LLC, a Texas limited liability company

BUFFINGTON LAND GROUP, LTD., a Texas limited partnership

BUFFINGTON LAND MANAGEMENT, LLC, a Texas limited liability company

BUFFINGTON VOHL 5A 6A 6B MANAGEMENT, LLC, a Texas limited liability company

BUFFINGTON MASON PARK MANAGEMENT, LLC, a Texas limited liability company

BUFFINGTON LAND GROUP MANAGEMENT, LLC, a Texas limited liability company

PH BOBC GP, LLC, a Texas limited liability company

PH SPMSL GP, LLC, a Texas limited liability company

BHM HIGHPOINTE, LTD., a Texas limited partnership

BHM HIGHPOINTE MANAGEMENT, LLC, a Texas limited liability company

BHM HP 5.3, LLC, a Texas limited liability company

BHM HIGHPOINTE PRIVATE ROADS, LLC, a Texas limited liability company

PH PARK AT BC, LP, a Texas limited partnership

PH PARK AT BC MANAGEMENT, LLC, a Texas limited liability company

PH LIBLOTS, LP, a Texas limited partnership

PH LIBLOTS MANAGEMENT, LLC, a Texas limited liability company

PH SPM2B, LP, a Texas limited partnership

PH SPM2B MANAGEMENT, LLC, a Texas limited liability company

PH SL II, LP, a Texas limited partnership

PH SL II MANAGEMENT, LLC, a Texas limited liability company

BLG SPM 3B 3C, LLC, a Texas limited liability company

BMP LOTS, LTD., a Texas limited partnership

BMP LOTS MANAGEMENT, LLC, a Texas limited liability company

BUFFINGTON MEADOW PARK, LTD., a Texas limited partnership

BUFFINGTON BRUSHY CREEK, LTD., a Texas limited partnership

BUFFINGTON BRUSHY CREEK MANAGEMENT, LLC, a Texas limited liability company

BUFF STAR VENTURES, LTD., Texas limited partnership

BUFF STAR MANAGEMENT, LLC, a Texas limited liability company

Release Agreement	Signature Page